UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

Alumis Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42143	86-1771129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 East Grand Avenue

South San Francisco, California 94080

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 231-6625

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 27, 2024, Alumis Inc. (the “Company”) entered into a common stock purchase agreement (the “Stock Purchase Agreement”) with AyurMaya Capital Management Fund, LP (“AyurMaya”).

Pursuant to the Stock Purchase Agreement, AyurMaya agreed to purchase, and the Company agreed to issue to AyurMaya, 2,500,000 shares of the Company’s voting common stock at a price per share of $16.00 (the “Private Placement”). The total purchase price shall be equal to $40.0 million. The Private Placement is scheduled to close on or before July 22, 2024.

The Stock Purchase Agreement contains customary representations, warranties and agreements by the Company and customary obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Stock Purchase Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference. The description of the Stock Purchase Agreement in this Current Report is a summary and is qualified in its entirety by the terms of the Stock Purchase Agreement.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report is hereby incorporated in this Item 3.02 by reference. The Private Placement will be taken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.1	Common Stock Purchase Agreement, by and between the Registrant and AyurMaya Capital Management Fund, LP, dated as of June 27, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alumis Inc.

By:	/s/ Martin Babler
Martin Babler
President and Chief Executive Officer and Director

Dated: July 3, 2024